UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

First American Funds Trust
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

August 21, 2023

Dear Shareholder:

We need your vote! The Special Meeting of Shareholders of First American Funds, Inc. initially held on August 21, 2023, has been adjourned to September 28, 2023 at 10:00 am Central time due to a lack of voter participation.

The reason for the special shareholder meeting is to ask shareholders to approve a reorganization of First American Funds, Inc. (“FAF”), currently organized as a Minnesota corporation, into First American Funds Trust (“FAF Trust”), a Massachusetts business trust. There are several benefits of the reorganization as noted.

BENEFITS OF A MASSACHUSETTS BUSINESS TRUST:

●	Greater operational efficiencies

●	React more quickly to competitive and regulatory conditions

●	More flexible governance structure

●	Authorization to issue an unlimited number of outstanding shares

The acquiring funds are newly created series of FAF Trust, and each is substantially identical to its corresponding acquired fund insofar as each has the:

✓ Same investment objectives	✓ Same advisory fees and total expenses
✓ Same investment policies	✓ Same fund tickers and CUSIP number

Each FAF fund will be reorganized into a newly created series of FAF Trust, as follows:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax-Free Obligations Fund	Retail Tax-Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Each reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

After careful consideration, the FAF Board determined that the reorganization proposal for each fund is in the best interests of each fund and recommends a vote FOR each reorganization.

Please see the enclosed proxy form for convenient options to vote your shares and more information on what it means for your investment.

Thank you for your consideration and your vote!

Sincerely,

Mark E. Gaumond	Eric J. Thole
Chair, First American Funds Board	President, First American Funds

Government Obligations Fund
Institutional Prime Obligations Fund
Retail Prime Obligations Fund
Retail Tax Free Obligations Fund
Treasury Obligations Fund
U.S. Treasury Money Market Fund
Each a series of First American Funds, Inc.

Shareholder Name
Address 1
Address 2
Address 3

Re: IMPORTANT REQUEST concerning your investment in one or more series of First American Funds

Dear Valued Shareholder:

As a shareholder in the First American Funds, I would like to notify you of a time-sensitive, reorganization event impacting each of the funds and request your assistance. We need to speak with you to receive your direction on the proposed reorganization and answer any questions you may have on what the changes mean for your investment.

It is very important that we speak with you regarding your investment, detailed below. Please call toll-free at (866) 796-1245 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID in the table below.

YOUR INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

Eric J. Thole

President, First American Funds

September 25, 2023

Dear MR/MRS:

We have identified Address 1 as a significant shareholder in one or more of the First American Funds (FAF), as detailed below.

OWNERSHIP PROFILE

Shares:	Shares	FUND:	Fund Name

CUSIP:	CUSIP	Ownership ID:	Mail ID

We are reaching out to you regarding a pending proposed reorganization of First American Funds, Inc. (“FAF”). Shareholder approval is required to complete the reorganization and we are sending this letter to draw your attention to the proposal and ask for your consideration.

The proposal would reorganize the existing FAF funds into First American Funds Trust (“FAF Trust”), a Massachusetts business trust. There are several benefits to be gained from the reorganization, including:

●	Greater operational efficiencies

●	React more quickly to competitive and regulatory conditions

●	More flexible governance structure

●	Authorization to issue an unlimited number of outstanding shares

The newly created funds of FAF Trust are each substantially identical to the corresponding existing FAF fund insofar as each fund has the:

✓ Same investment objectives	✓ Same advisory fees and total expenses
✓ Same investment policies	✓ Same fund tickers and CUSIP number

In order to complete the reorganization and realize the benefits of doing so, we need your vote on this matter.

Please contact our proxy tabulator AST/EQ Fund Solutions to cast your vote at 1 (866) 796-1245, or you may email your voting instructions directly to our senior proxy agent: Helen.Lo@equiniti.com.

Thank you. We very much appreciate your attention and action regarding this matter.

Sincerely,

Jill M. Stevenson	Eric J. Thole
Treasurer, First American Funds	President, First American Funds

October 5, 2023

Dear Shareholder:

You or your company are a significant holder in one or more of the First American money market funds (each a “Fund” and, collectively, the “Funds”) and we need your help! The Special Meeting of Shareholders of First American Funds, Inc. initially held on August 21, 2023, and adjourned to September 28, 2023, has been adjourned once again to October 26, 2023, at 10:00 a.m. Central time due to a lack of voter participation.

We are reaching out to you regarding a pending proposed reorganization of the Funds, which are each series of First American Funds, Inc. (“FAF”), a Minnesota corporation. Shareholder approval is required to complete the reorganization and we are sending this letter to draw your attention to the proposal and ask for your consideration.

The proposal would reorganize the existing Funds into First American Funds Trust (“FAF Trust”), a Massachusetts business trust. There are several benefits to be gained from the reorganization, including:

●	Greater operational efficiencies

●	React more quickly to competitive and regulatory conditions

●	More flexible governance structure

●	Authorization to issue an unlimited number of outstanding shares

The newly created funds of FAF Trust are each substantially identical to the corresponding existing Funds insofar as each has the:

✓ Same investment objectives	✓ Same advisory fees and total expenses
✓ Same investment policies	✓ Same fund tickers and CUSIP number

To complete the reorganization and realize the benefits of doing so, we need your vote on this matter.

Please see below or review the enclosed proxy form for convenient options to vote:

1.	Vote by phone with a representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1 (866) 796-1245. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you. We very much appreciate your attention and action regarding this matter.

Sincerely,

Jill M. Stevenson
Treasurer, First American Funds

REGNOBO1052023

October 5, 2023

Dear Shareholder:

You or your company are a significant holder in one or more of the First American money market funds (each a “Fund” and, collectively, the “Funds”) and we need your help! The Special Meeting of Shareholders of First American Funds, Inc. initially held on August 21, 2023, and adjourned to September 28, 2023, has been adjourned once again to October 26, 2023, at 10:00 a.m. Central time due to a lack of voter participation.

We are reaching out to you regarding a pending proposed reorganization of the Funds, which are each series of First American Funds, Inc. (“FAF”), a Minnesota corporation. Shareholder approval is required to complete the reorganization and we are sending this letter to draw your attention to the proposal and ask for your consideration.

The proposal would reorganize the existing Funds into First American Funds Trust (“FAF Trust”), a Massachusetts business trust. There are several benefits to be gained from the reorganization, including:

●	Greater operational efficiencies

●	React more quickly to competitive and regulatory conditions

●	More flexible governance structure

●	Authorization to issue an unlimited number of outstanding shares

The newly created funds of FAF Trust are each substantially identical to the corresponding existing Funds insofar as each has the:

✓ Same investment objectives	✓ Same advisory fees and total expenses
✓ Same investment policies	✓ Same fund tickers and CUSIP number

To complete the reorganization and realize the benefits of doing so, we need your vote on this matter.

Please see below or review the enclosed proxy form for convenient options to vote:

1.	Vote by phone with a representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1 (877) 361-7971 extension 12. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you. We very much appreciate your attention and action regarding this matter.

Sincerely,

Jill M. Stevenson
Treasurer, First American Funds

OBO1052023

October 25, 2023

We need your help!

Dear Valued Shareholder,

Please take a moment to cast your proxy vote ahead of the adjourned meeting scheduled for November 21, 2023. Our records indicate that we have not received your voting instructions. Voting will only take a couple minutes of your time and doing so will mean that we will not need to follow up with you again on this matter.

We are reaching out to you regarding a pending proposed reorganization of the Funds, which are each series of First American Funds, Inc. (“FAF”), a Minnesota corporation.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSALS

The proxy statement is available online at https://vote.proxyonline.com/firstamerican/docs/proxy2023.pdf. In order to complete the reorganizations and realize the benefits of doing so, we need your vote on this matter.

Voting options are listed on the attached voting instruction card. If you have any proxy-related questions, please call (866) 796-1245 Monday through Friday 9 a.m. to 10 p.m. Eastern time to speak with a live operator to vote. Please help us by casting your vote today!

We very much appreciate your attention and action regarding this matter. Please help us by casting your vote today!

Best regards,

Jill M. Stevenson

Treasurer, First American Funds

REGNOBO

October 25, 2023

We need your help!

Dear Valued Shareholder,

Please take a moment to cast your proxy vote ahead of the adjourned meeting scheduled for November 21, 2023. Our records indicate that we have not received your voting instructions. Voting will only take a couple minutes of your time and doing so will mean that we will not need to follow up with you again on this matter.

We are reaching out to you regarding a pending proposed reorganization of the Funds, which are each series of First American Funds, Inc. (“FAF”), a Minnesota corporation.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PROPOSALS

The proxy statement is available online at https://vote.proxyonline.com/firstamerican/docs/proxy2023.pdf. In order to complete the reorganizations and realize the benefits of doing so, we need your vote on this matter.

Voting options are listed on the attached voting instruction card. If you have any proxy-related questions, please call (877) 361 7971 extension 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time to speak with a live operator to vote. Please help us by casting your vote today!

We very much appreciate your attention and action regarding this matter. Please help us by casting your vote today!

Best regards,

Jill M. Stevenson

Treasurer, First American Funds

OBO

Government Obligations Fund
Institutional Prime Obligations Fund
Retail Prime Obligations Fund
Retail Tax Free Obligations Fund
Treasury Obligations Fund

U.S. Treasury Money Market Fund
Each a series of First American Funds, Inc.

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE – SECOND REQUEST

Dear Valued Shareholder:

As a shareholder in the First American Funds, I would like to update you on an ongoing effort impacting each of the funds. As we have shared in a series of mailings over the past several months, we are endeavoring to reorganize the fund family and request your assistance as we near the end of our effort. We need a few more significant shareholders to engage with us to provide direction on the proposed reorganization in order to meet the threshold for approval of the proposal.

It is very important that we speak with you regarding your investment, detailed below. Please call toll-free at (866) 796-1245 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID in the table below. We will able to answer any questions you may have on what the changes mean for your investment.

YOUR INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible, as we are in the final stages of this effort and want to be sure your voice is included. Thank you for your time and consideration.

Sincerely,

Jill Stevenson

Treasurer, First American Funds

SECOND REQUEST

November 7, 2023

Dear MR/MRS:

We have identified Address 1 as a significant shareholder in one or more of the First American Funds (FAF), as detailed below.

OWNERSHIP PROFILE

Shares:	Shares	FUND:	Fund Name

CUSIP:	CUSIP	Ownership ID:	Mail ID

We are reaching out to you regarding a pending proposed reorganization of First American Funds, Inc. (“FAF”). Shareholder approval is required to complete the reorganization and we are sending this letter to draw your attention to the proposal and ask for your consideration.

The proposal would reorganize the existing FAF funds into First American Funds Trust (“FAF Trust”), a Massachusetts business trust. There are several benefits to be gained from the reorganization, including:

●	Greater operational efficiencies

●	React more quickly to competitive and regulatory conditions

●	More flexible governance structure

●	Authorization to issue an unlimited number of outstanding shares

The newly created funds of FAF Trust are each substantially identical to the corresponding existing FAF fund insofar as each fund has the:

✓	Same investment objectives	✓	Same advisory fees and total expenses
✓	Same investment policies	✓	Same fund tickers and CUSIP number

In order to complete the reorganization and realize the benefits of doing so, we need your vote on this matter.

Please contact our proxy tabulator AST/EQ Fund Solutions to cast your vote at 1 (866) 796-1245, or you may email your voting instructions directly to our senior proxy agent: Helen.Lo@equiniti.com.

Thank you. We very much appreciate your attention and action regarding this matter.

Sincerely,

/S/ Jill Stevenson

Jill M. Stevenson
Treasurer, First American Funds